                                                                   Exhibit 10.25

                           PRODUCTS SUPPLY AGREEMENT
                           -------------------------


  This Products Supply Agreement (this "Agreement") is made and entered into
                                        ---------
this 8th day of March, 1996, between Barber-Colman Company, a Delaware corporation ("BCC"), and BCM Holdings, Inc., an Illinois corporation ("Holdings").
  --------
  WHEREAS, pursuant to the Asset Purchase Agreement dated as of February 8, 1996, as amended (the "Purchase Agreement"), among Colman Motor Products, Inc.,
                       ------------------
a Delaware corporation ("CMP"), Colman OEM, Inc., an Illinois corporation
                         ---
(together with CMP, the "Sellers"), and Holdings, Sellers have sold and
                         -------
transferred to Holdings the Assets (as defined in the Purchase Agreement), which Assets relate to the conduct or operation of Sellers' business of designing and manufacturing subfractional horsepower motors, subfractional horsepower gearheads and subfractional horsepower gearmotors (the "Business"), all as more
                                                        --------
specifically set forth in the Purchase Agreement;

  WHEREAS, prior to the date hereof the Business has produced for BCC and its Affiliates from time to time certain standard and nonstandard products which BCC and its Affiliates have used for internal consumption and for incorporation into their respective products; and

  WHEREAS, Holdings and BCC desire to enter into an arrangement pursuant to which Holdings will manufacture and sell to BCC, and BCC will purchase from Holdings, certain subfractional horsepower motors, subfractional horsepower gearheads and subfractional horsepower gearmotors all upon the terms and subject to the conditions set forth in this Agreement.

  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

               I. SUPPLY/PURCHASE OBLIGATIONS
                  ---------------------------

  1.1. Products and Quantities. (a) On the terms and subject to the conditions
       -----------------------
herein during the Term (as defined in Section 3.1), (i) for each of the first
                                      -----------
two Periods during the Term, Holdings will sell to BCC, and BCC will purchase from Holdings, Products (as defined in Section 4.6) in a minimum amount of the
                                       -----------
Commitment Amount (as defined in Section 4.6), and (ii) for each of the
                                 -----------
remaining Periods thereafter, Holdings will sell to BCC, and BCC will purchase from Holdings, 100% of the requirements of BCC and its Affiliates for the Products, up to and including the Commitment Amount.

  (b) If BCC breaches its obligations under Section 1.1(a) for any Period, BCC
                                            --------------
shall be liable for, and shall pay to Holdings, an aggregate amount equal to
(i) .258 multiplied by (ii) the excess of (A) the aggregate amount of Products
         -------------
that BCC was required under Section 1.1(a) to purchase from Holdings during the
                            --------------
Period in question over (B) the aggregate amount of BCC's purchases of Products during such Period.

  1.2. Specifications. Holdings shall manufacture and deliver the Products in
       --------------
accordance with the electrical, mechanical, physical, environmental and other specifications listed in the applicable product catalog of the Business as in effect on the date a particular Purchase Order is placed with Holdings, or if the Product is a non-standard product, then according to the specifications provided by BCC to Holdings from time to time (the "Specifications"). In the
                                                    --------------
event of an improvement or a technical change in the nature of the Products required by BCC or any of its Affiliates, Holdings shall be required to provide Products which meet such improved or changed Specifications. If Holdings is unable within a reasonable period of time to provide Products conforming to the improved or changed Specifications as required by this Section 1.2, then the
                                                       -----------
Commitment Amount that BCC is obligated under Section 1.1(a) to purchase will be
                                              --------------
reduced accordingly, so long as a third party is able to supply such Products or similar products conforming to the improved or changed Specifications.

  1.3. Maintenance of Standards. If Holdings fails to maintain the quality,
       ------------------------
delivery or performance standards currently applicable to the Products, or fails to achieve specified standards of quality or performance with respect to new variations of the Products, then BCC shall not be required to purchase such Products failing to meet such quality, delivery or performance standards and the Commitment Amount that BCC is obligated under Section 1.1(a) to purchase
                                                  --------------
will be reduced accordingly.

  1.4. Ordering. Each order by BCC for Products (a "Purchase Order") will
       --------                                     --------------
specify the Products, the quantity, the appropriate Specifications corresponding to such Products (if necessary), and the desired date of delivery, provided that the number of days from the date of the Purchase Order through the date of delivery is within the Lead Times. Holdings will either accept or, if such Purchase Order does not meet the requirements of this Section 1.4, reject such
                                                      -----------
Purchase Order in writing, within 30 days of receipt thereof. If Holdings does not so accept or reject the Purchase Order in writing within such 30-day period, such order will be deemed accepted. Notwithstanding the foregoing, the parties may agree to use a blanket purchase agreement with specific agreed call out schedules in lieu of the foregoing ordering mechanism.

  1.5. Delivery; Lead Times. (a) All Products will be delivered freight paid
       --------------------
F.O.B. destination.

  (b) BCC reserves the right to inspect the Products and to confirm the quantity of the Products within 30 days from the date of delivery. Any claims for discrepant deliveries shall be reported by BCC to Holdings in writing within such 30-day period. If BCC fails to make such a claim within the time specified, such order will be deemed accepted by BCC. Upon Holdings receiving Notice from BCC of such discrepancy, Holdings shall, at its expense, promptly correct such discrepancy.

  (c) Holdings shall manufacture and deliver the Products according to the lead times set forth on Exhibit A attached hereto (the "Lead Times"), unless the
                   ---------                       ----------
Purchase Order specifies a longer period of time. Holdings undertakes to keep BCC regularly informed of difficulties that Holdings expects in meeting BCC's needs for prompt delivery in accordance with the Lead Times.

                     II. ADDITIONAL TERMS
                         ----------------

  2.1. Forecast: Pricing. (a) As soon as practicable after the date hereof, but
       ------------------
no later than 30 days after the date hereof, BCC will deliver to Holdings a forecast setting forth BCC's anticipated requirements for the Products over the succeeding six-month period, including quantity, Specifications, and delivery requirements (the "Forecast"), which Forecast will be updated, as necessary, by
                   --------
BCC by the 15th day of each calendar month during the Term. The Forecast shall be used for purposes of facilitating Holdings' manufacturing plans, but shall not be binding upon BCC. Should BCC request deliveries of Products in amounts materially greater than such estimates, Holdings will use commercially reasonable efforts to provide delivery of such additional Products within the Lead Times. but shall not be bound to make delivery within the Lead Times.

  (b) The initial Unit Selling Price for each Product is listed in Exhibit A
                                                                   ---------
attached hereto. During the initial Period beginning the date hereof, Products to be purchased by BCC from Holdings pursuant to this Agreement shall be sold to BCC at the initial Unit Selling Prices therefor. Such Unit Selling Prices shall be adjusted annually and from time to time, as set forth below in this Article
                                                                       -------
II.
---

  2.2. Annual Adjustment of Unit Selling Prices. (a) Holding's chief financial
       ----------------------------------------
officer (the "Financial Officer") shall review the Unit Selling Price and Cost
              -----------------
of Sales (as defined below) for each Product promptly after the end of each fiscal year of Holdings; provided, however, that the first such review shall be
                         --------  -------
conducted after April 6, 1996. The Financial Officer shall reasonably determine in good faith, based upon a review of the books and records of Holdings and Holding's audited financial statements for such fiscal year, the Cost of Sales for each Product during such fiscal year, and shall calculate the Unit Selling Price for each Product in accordance with the following formula (the "Adjustment Formula"):
                        ------------------

                              Cost of Sales
                             ----------------
        Unit Selling Price =      1-.258

  After calculating the Unit Selling Price for each Product, the Financial Officer shall deliver a notice to BCC (an "Adjustment Notice") setting forth in
                                           -----------------
reasonable detail (a) the Holding's proposed adjusted Unit Selling Prices (the

"Adjusted Prices") for the Products to take effect on the Adjustment Date (as
 ---------------
defined below), (b) the Cost of Sales for each Product used to calculate the Adjusted Prices, and (c) the elements of the Cost of Sales for each Product. The Adjustment Notice shall include a certification by the Financial Officer that the Adjusted Prices were calculated in accordance with the Adjustment Formula.

  For purposes hereof, "Cost of Sales" shall mean, with respect to any Product,
                        -------------
the cost of sales for such Product as determined by Holdings using the same methodology that was used in calculating cost of goods sold of Products sold by the Business prior to the date hereof; provided, however, that Cost of Sales
                                       --------  -------
shall not incorporate increases in the components of the cost of goods sold other than (i) costs increases that are generally applicable to other manufacturers in the subfractional horsepower motors industry (the "Industry"),
                                                                    --------
such as increased raw material costs, or (ii) cost increases contemplated by
Section 2.3; it being the understanding and agreement of the parties hereto that
-----------
the Unit Selling Prices of the Products should be generally competitive with the prices of comparable products sold by others in the Industry.

  (b) BCC shall have 30 days after receipt by it of an Adjustment Notice to review and object to the Financial Officer's calculations of the Adjusted Prices or to any of the elements underlying such calculations. If BCC does not deliver to Holdings a notice (the "Objection Notice") stating that BCC objects to such
                           ----------------
Adjusted Prices within such 30-day period, then such Adjusted Prices shall be deemed accepted by BCC. If BCC does so object, the parties in good faith shall attempt to resolve their differences. Failing such a resolution within 30 days after delivery of the Objection Notice, a nationally recognized independent accounting firm that is not the regular auditing firm for BCC, Holdings or any of their respective Affiliates (the "Firm") shall determine the Adjusted
                                     ----
Prices. The cost of such determination by the Firm shall be divided equally between the parties.

  For purposes hereof, the "Adjustment Date" shall mean the 45th day after
                            ---------------
receipt by BCC of an Adjustment Notice; provided, however, that if BCC shall be
                                        --------  -------
deemed to have delivered an Objection Notice pursuant to this Section then the

"Adjustment Date" shall be the tenth day after the resolution by the parties or
 ---------------
determination by the Firm of the Adjusted Prices.

  2.3. Cost Increases Resulting from Design or Other Change: Cost Decreases. If
       --------------------------------------------------------------------
Holdings has incurred an increase in Cost of Sales for any Product as the direct result of a design, engineering or other change in respect of such Product requested by BCC, then Holdings may make an adjustment to the Unit Selling Price for such Product to reflect the reasonable increase due to such change. If Holdings has achieved a decrease in Cost of Sales for any Product for any reason, then Holdings shall make an adjustment to the Unit Selling Price for such Product to reflect the reasonable decrease due to such reason. Such cost increase or cost decrease, as the case may be, shall be put in effect pursuant to and in accordance with the Adjustment Notice mechanism set forth in Section
                                                                       -------
2.2.
---

  2.4. Terms of Sale. Holdings will invoice BCC for Products delivered to BCC
       --------------
hereunder at the time of delivery. Each invoice will be itemized in reasonable detail. BCC will pay to Holdings the amount of such invoice within 45 days of the date of such invoice.

  2.5. Warranty. (a) Holdings warrants that for a period of two years from the
       --------
date of delivery to BCC the Products will be free from defects in material and workmanship and shall meet the applicable Specifications. Upon BCC providing Holdings' reasonable verification that a particular Product did not meet such warranty, Holdings, shall, at its own expense and at its option, promptly refund or replace any such defective Product.

  (b) EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 2.5(a), AND 2.5(c): (i) HOLDINGS
                                      ---------------      ------
MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO THE PRODUCTS, WHETHER USED ALONE OR IN COMBINATION WITH OTHER ITEMS;
(ii) BCC AGREES THAT ITS EXCLUSIVE REMEDY FOR ANY BREACH OF THE WARRANTY OF HOLDINGS SET FORTH IN SECTION 2.5 (a) IS AS SET FORTH IN THE SECOND SENTENCE OF
                      ---------------
SECTION 2.5(a); AND (iii) BCC FURTHER AGREES THAT IN NO EVENT SHALL HOLDINGS BE
---------------
LIABLE FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT OR EXEMPLARY DAMAGES, WHETHER ON THE BASIS OF NEGLIGENCE, STRICT LIABILITY OR OTHERWISE. Except as expressly provided in Sections 2.5(a) and 2.5(c), Holdings will not be liable
                      ---------------     ------
for any personal injury or property damage resulting from the handling, possession, use or sale of the Products by BCC or any third party.

  (c) In addition to the foregoing, Holdings will warrant the Products sold to BCC or its Affiliates to the same extent as Holdings warrants such Products sold to third parties.

  2.6. Raw and Packaging Materials. Holdings will purchase and supply all raw
       ---------------------------
materials and packaging materials necessary for the manufacture of the Products. Holdings will be responsible for the sampling and testing of all such raw materials and packaging materials and for ensuring an adequate inventory of such and materials to supply BCC's Products requirements scheduled in accordance with
Section 1.5.
------------

          III. TERM, TERMINATION AND CONFIDENTIALITY
               -------------------------------------

  3.1. Term. The term of this Agreement will commence on the date hereof and
       ----
will expire five years from the date hereof unless sooner terminated pursuant to

Section 3.2 (the "Term").
-----------       ----

  3.2. Termination. (a) This Agreement may be terminated by either party at any
       -----------
time and at its option if the other party should fail to perform any material provision of this Agreement or commit a material breach of contract and such failure or breach is not remedied within 30 days after prior Notice thereof.

  (b) This Agreement shall terminate automatically without any further action by either party if the other party should stop its payments generally, cease or threaten to cease to carry on its business, become insolvent, make an authorized assignment or bulk sale of its assets, propose a compromise or arrangement with its creditors or otherwise take advantage of any law for the relief of debtors, a receiver is appointed for any of the other party's assets, or any step or proceeding is taken to have the other party declared bankrupt or be liquidated, dissolved, wound up or reorganized.

 (c) Holdings may terminate this Agreement at any time upon not less than 180 days' Notice to BCC.

  (d) This Agreement may be terminated by BCC at any time and at its option upon a breach or attempted breach by Holdings of Section 4.5.
                                            -----------
  (e) Termination under this Section 3.2 will be effected by Notice given by the
                             -----------
terminating party to the other party, except with respect to a situation described in Section 3.2(b) where no Notice shall be required.
             --------------
  3.3. Rights Subsequent to Termination. Any termination of this Agreement shall
       --------------------------------
not affect any of the rights of either party hereto which shall have arisen prior to such termination.

  3.4. Confidentiality. (a) The parties acknowledge and agree that during
       ---------------
performance under this Agreement, each may receive and have access to the other party's Confidential Information. The party receiving the Confidential Information (the "Receiving Party") shall keep all such information confidential and shall protect and safeguard the Confidential Information to prevent the unauthorized use, dissemination or publication of the Confidential Information, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the Receiving Party. All Confidential Information shall remain the exclusive property of the party disclosing such information (the "Disclosing Party"). No license or right, express or implied, is hereby conveyed or granted to any Receiving Party for any invention, patent application, patent, copyright, know-how, trade secret, other intellectual property right or application therefor of any Disclosing Party or any of its Affiliates.

  (b) The obligations imposed on each party under this Section 3.4 shall survive
                                                       -----------
for a period of three years following termination hereof, notwithstanding any termination of this Agreement.

                               IV. MISCELLANEOUS
                                   -------------
  4.1. Notices. All notices, consents, requests, waivers or other communications
       --------
required or permitted under this Agreement (each a "Notice") shall be in
                                                    ------
writing and shall be (a) hand delivered, (b) sent by nationally recognized overnight courier, or (c) sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

        If to Holdings, to:     c/o Jordan Industries, Inc.
                                ArborLake Centre, Suite 550
                                Deerfield, Illinois 60015
                                Attention: Thomas H. Quinn, President and
                                           Joseph C. Linnen, Manager of
                                             Business Development

        with a copy to:         Bryan Cave LLP
                                1200 Main Street
                                Kansas City, Missouri 64105
                                Attention: G. Robert Fisher, Esq.

        If to BCC, to:          c/o Siebe Inc.
                                33 Commercial Street (B52-SI)
                                Foxboro, Massachusetts 02035-2099
                                Attention: Vice President - Finance
        with a copy to:         Fried, Frank, Harris, Shriver & Jacobson
                                One New York Plaza
                                New York, New York 10004
                                Attention: Sanford Krieger

or to such other address as shall be furnished by either of the parties in a Notice. Any Notice shall be effective and deemed given upon receipt.

  4.2. Force Majeure. Holdings shall not be liable for any failure to perform
       -------------
its obligations under this Agreement to the extent that such performance has been prevented, hindered or delayed as a result of:

  (a) fire, explosion, breakdown of machinery, plant failure, strike, lockout, labor dispute, casualty or accident, lack or failure in whole or in part of transportation facilities, epidemic, cyclone, flood, act of God, drought, faulty deliveries or delayed deliveries from subsuppliers, or lack or failure in whole or in part of sources of supply of labor, raw materials or power;

  (b) war or other international hostilities, civil war or other hostilities, civil commotion, acts of public enemies, foreign or domestic blockages or embargo;

  (c) any law, order, proclamation, regulation, or deviance, demand, or requirement of any government or any subdivision, authority or representative of any such government; or

  (d) any other acts whatsoever, whether similar or dissimilar to those enumerated, beyond the control of Holdings.

  Should Holdings wish to claim relief from its obligations hereunder by reason of such prevention, restriction or interference, Holdings shall give Notice to BCC, without delay, of the occurrence of such event or circumstance. The parties promptly shall attempt to mitigate the effect of such event or circumstance, but if such event or circumstance shall continue in existence for six months or longer, either party may at any time thereafter terminate this Agreement upon Notice to the other party.

  In the event that Holdings' obligations are suspended or terminated pursuant to the foregoing, the Commitment Amount shall be reduced accordingly.

  4.3. Entire Agreement. This Agreement, including the exhibits attached hereto,
       ----------------
contains a complete statement of all the arrangements between the parties with respect to its subject matter, supersedes and cancels any previous agreements between them relating to that subject matter, whether written or oral, and cannot be amended, modified or terminated except in a written document executed by each of the parties hereto.

  4.4. Governing Law. This Agreement shall be governed by and construed in
       -------------
accordance with the laws of the State of Illinois, without giving effect to its principles governing conflicts of law.

  4.5. Binding Nature and Assignment. (a) Holdings shall not assign (including
       -----------------------------
by operation of law or otherwise) this Agreement or its rights or obligations hereunder in whole or in part without the prior consent of BCC; provided,
                                                                --------
however, that Holdings may assign its rights under this Agreement upon Notice to
-------
BCC (i) to any of its Affiliates (it being understood and agreed, however, that BCC shall be entitled to terminate this Agreement if such assignee under this clause (i) shall cease at any time to be an Affiliate of Jordan Industries, Inc., an Illinois corporation, or The Jordan Company, a New York general partnership); or (ii) to the banks or other institutional lenders providing the Purchaser Financing (as defined in the Purchase Agreement), provided that such assignment is solely in connection with and as security for the Purchaser Financing or any refinancing thereof. Any attempted assignment by Holdings of this Agreement or any rights or obligations of Holdings hereunder in violation of this Section 4.5(a) shall be null and void ab initio.
        -------------                         -- ------

  (b) BCC may, upon Notice to Holdings, assign any of its rights or obligations under this Agreement to any of its Affiliates.

  (c) Subject to the foregoing in this Section 4.5, this Agreement shall be
                                       ------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

  4.6. Certain Definitions. (a) All capitalized terms used herein and not
       -------------------
defined in this Section have the meanings assigned to them herein. When used herein, the following terms shall have the meaning specified below:

  "Affiliate" means with respect to any specified person, each person that
   ---------
Controls, is Controlled by or is under common Control with such specified person. Without limiting the generality of the foregoing, "Affiliate" also shall
                                                           ---------
mean, with respect to Holdings, each person that Controls, is Controlled by or is under common Control with Jordan Industries, Inc., an Illinois corporation, or The Jordan Company, a New York general partnership.

  "Business Day" means any day on which banks are open or are authorized to open
   ------------
in the State of New York.

  "Commitment Amount" means, for each full Period, aggregate purchases of
   -----------------
Products totaling $2,000,000; provided, however, that such amount shall be
                              --------  -------
reduced as provided herein; provided further, however, that such amount shall
                            -------- -------  -------
be appropriately prorated for any partial Period.

  "Confidential Information" means any and all proprietary information that is
   ------------------------
disclosed by the Disclosing Party to the Receiving Party excluding the information that: (i) is generally known in the industry in which the Disclosing Party or its Affiliates does business; (ii) in any way does not relate to the Disclosing Party's products, processes, services, inventions (whether patentable or not), formulas, techniques or know-how, distribution systems and methods, research, development, manufacturing, purchasing, accounting, engineering, marketing, merchandising, pricing and selling; (iii) at the time of receipt is known to the Receiving Party as shown by its written records; or (iv) becomes known to the Receiving Party through others legally in possession of such information and not under an obligation of confidence in respect of such information.

  "Control" of a person means the possession, directly or indirectly, of the
   -------
power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

  "Period" means the one-year period commencing on each March 8 and ending on
   ------
the next following March 7.

  "person" means an individual, a corporation, a joint venture, a partnership, a
   ------
firm, an association, a limited liability company, a business trust or any other legal entity.

  "Products" means the specific subfractional horsepower motor and gearmotor
   --------
products listed on Exhibit A attached hereto.
                   ---------

  "Unit Selling Price" means, for any Product, the unit selling price for such
   ------------------
Product as deterrnined in accordance with Article II.

  (b) References in this Agreement to Articles, Exhibits and Schedules are to articles and sections of, and exhibits to, this Agreement, unless otherwise indicated.

  4.7. Counterparts. This Agreement may be executed with counterpart signature
       ------------
pages or in counterparts, with the same force and effect as if all the signatures were on one instrument.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        BCM HOLDINGS, INC.

                                        By: /s/ Joseph C. Linnen
                                           -------------------------
                                           Joseph C. Linnen
                                           Vice President


                                        BARBER-COLMAN COMPANY

                                        By: /s/ Paul Schuler
                                           --------------------------
                                           Paul Schuler
                                           Treasurer

                                   EXHIBIT A

Date:  2/05/96


                                                        Initial
                                                        Unit
                                                        Selling
B-C PART NO. (CMP PART NO.)     DESCRIPTION             PRICE*        LEAD TIME
================================================================================
                                                                      (In Weeks)
ADDH-58-1                       Stator Assembly                           8
ADDH-59-3                       Rotor Assembly                            6
ADDH-59-4                       Rotor Assembly                            4
ADDH-60-900                     Bearing Frame                             6
LTSF-229-1  (A710-0300)         Rotor Assembly                            8
BDDH-36-5   (A780-352-9)        Frame Assembly                            4
LTSF-229-3  (A710-945)          Rotor Assembly                            4
FHAS-1002   (A710-949)          Rotor Assembly                            4
YAB-2331-2  (A720-146-9)        I Bar W/Rivets                            4
YAB-2330-10 (A720-145-9)        A Bar W/Rivets                            4
BDDH-3-3                        Stator Assembly                           4
BDDH-43-1                       Stator Assembly                           4
BDDH-44-1                       Stator Assembly                           4
BDDH-47-3                       Stator Assembly                           4
BDDH-50-1                       Stator Assembly                           6
BDDH-51-1                       Stator Assembly                           6
BDDH-52-3                       Stator Assembly                           6
BDDH-53-3                       Stator Assembly                           8
BDHE-32-910                     Bobbin Assembly                           6
BDHE-34-910 (A710-990)          Rotor Assembly                            8
BDHE-34-920 (A710-991)          Rotor Assembly                            8
BDHE-81-900                     Solenoid Winding                          6
BYRB-285-2                      Self-Aligning Bearing                     8
CDDH-6                          Stator Assembly                           4
CDDH-7                          Stator Assembly                           4
CDDH-9                          Stator Assembly                           8
CDDH-90                         Stator Assembly                           8
CDDH-91                         Stator Assembly                           8
CDDH-92                         Stator Assembly                           8
CYRD-339                        Washer                                    8
DYAB-6107                       Motor                                     6
DYAB-6107-1                     Motor                                     4
DYAB-6107-2                     Motor                                     6
DYAB-6107-3                     Motor                                     6
DYAB-6107-10                    Motor                                     8
DYAB-6328                       Motor                                     8
DYAB-6328-2                     Motor                                     6
DYAB-6328-3                     Motor                                     6
DYAB-6328-8                     Motor                                     6
DYAB-6328-9                     Motor                                     6
DYAB-6328-15                    Motor                                     6
DYAB-11052                      Motor                                     6

Date:  2/05/96


                                                        Initial
                                                        Unit
                                                        Selling
B-C PART NO. (CMP PART NO.)     DESCRIPTION             PRICE*        LEAD TIME
================================================================================
                                                                      (In Weeks)

DYAE-6330-0-1                   Motor                                       6
DYAE-6330-1-1                   Motor                                       6
DYAE-6330-2-1                   Motor                                       4
DYAE-6330-5-1                   Motor                                       6
DYAE-6330-6-1                   Motor                                       6
DYAE-6330-7-1                   Motor                                       6
DYAE-6330-10-1                  Motor                                       6
DYAE-6330-11-1                  Motor                                       6
DYAE-6330-13-1                  Motor                                       6
DYAE-6330-14                    Motor                                       6
DYAE-6330-22                    Motor                                       6
DYAE-6330-25                    Motor                                       6
DYAE-6330-26                    Motor                                       6
DYAE-6392-0-1                   Motor                                       4
DYAE-6392-1-1                   Motor                                       6
DYAE-6392-3-1                   Motor                                       6
DYAE-6484-0-1                   Motor                                       6
DYAE-6485-0-1                   Motor                                       4
DYAE-6485-4                     Motor                                       6
DYAE-6485-5                     Motor                                       6
DYAE-6486-0-1                   Motor                                       8
DYAE-6491-0-1                   Motor                                       6
DYAE-6491-1-1                   Motor                                       8
DYAE-6493-0-1                   Motor                                       8
DYAE-11207-0-1                  Motor                                       8
DYAE-13629                      Motor                                       8
DYAE-13629-1                    Motor                                       8
DYAE-13629-2                    Motor                                       8
KYAB-6109                       Motor                                       4
KYAB-6109-1                     Motor                                       4
KYAB-6109-2                     Motor                                       6
KYAB-6109-3                     Motor                                       8
KYAB-6109-6                     Motor                                       8
KYAB-6109-7                     Motor                                       8
KYAB-6109-8                     Motor                                       6
KYAB-6109-9                     Motor                                       8
KYAB-6329                       Motor                                       4
KYAB-6329-1                     Motor                                       8
KYAB-6329-2                     Motor                                       8
KYAB-6329-5                     Motor                                       8
KYAB-9785                       Motor                                       8
KYAB-13138                      Motor                                       8

Date:  2/05/96


                                                        Initial
                                                        Unit
                                                        Selling
B-C PART NO. (CMP PART NO.)     DESCRIPTION             PRICE*        LEAD TIME
================================================================================
                                                                      (In Weeks)

KYAB-13143                      Motor                                    8
KYAB-13146-1                    Motor                                    8
KYAB-13148                      Motor                                    6
KYAB-13149                      Motor                                    8
KYAB-13150                      Motor                                    8
KYAB-13151                      Motor                                    8
KYAB-13151-1                    Motor                                    8
KYAB-13151-2                    Motor                                    8
KYAE-13151-10                   Motor                                    8
KYAE-11021-1-1                  Motor                                    6
KYAE-11021-3-1                  Motor                                    8
KYAE-11021-4-1                  Motor                                    8
KYAE-11021-5-1                  Motor                                    8
KYAE-11021-6-1                  Motor                                    4
KYAE-11021-7-1                  Motor                                    8
KYAE-11021-8-1                  Motor                                    8
KYAF-6252-1                     Motor                                    6
KYAF-6252-2                     Motor                                    8
KYAF-6293-1                     Motor                                    6
V-4209-10                       Gear Cluster                             8

* -Confidential treatment requested for this information